                                                                      EXHIBIT 99



TERM SHEETS

      CMBS NEW ISSUE TERM SHEET

      $867,490,720 (APPROXIMATE)

      BANC OF AMERICA COMMERCIAL MORTGAGE INC.

      (FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 2001-1
      OFFERED CLASSES A-1, A-2, X, B, C, D, E, F, G AND H
      CERTIFICATES

      BANK OF AMERICA, N.A. AND BRIDGER COMMERCIAL REALTY FINANCE LLC MORTGAGE LOAN SELLERS

      GMAC COMMERCIAL MORTGAGE CORPORATION
      MASTER SERVICER

      LENNAR PARTNERS, INC.
      SPECIAL SERVICER

      JUNE 2001

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NEITHER BANC OF AMERICA SECURITIES LLC NOR SALOMON SMITH BARNEY INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

 BANC OF AMERICA SECURITIES LLC, MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF BANK
                            OF AMERICA CORPORATION.
SALOMON SMITH BARNEY INC., MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF CITIGROUP.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

            RATINGS                         APPROX.   APPROX.                                     ASSUMED
       -----------------   APPROX.             % OF    CREDIT         AVERAGE         PRINCIPAL   FINAL
CLASS   FITCH    MOODY'S   SIZE               TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)
----------------------------------------------------------------------------------------------------------------------
A-1      AAA       Aaa     $  161,603,149    17.04%    22.01%            5.75           1-100       October 15, 2009
----------------------------------------------------------------------------------------------------------------------
A-2      AAA       Aaa     $  577,811,659    60.94%    22.01%            9.40         100-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
X        AAA       Aaa     $  948,131,109(2)     N/A      N/A             N/A             N/A                    N/A
----------------------------------------------------------------------------------------------------------------------
B         AA       Aa2     $   35,576,642     3.75%    18.26%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
C         A+        A1     $   21,345,985     2.25%    16.01%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
D          A        A2     $   18,974,209     2.00%    14.01%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
E         A-        A3     $    9,487,105     1.00%    13.01%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
F       BBB+      Baa1     $    9,487,105     1.00%    12.01%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
G        BBB      Baa2     $   18,974,209     2.00%    10.01%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------
H       BBB-      Baa3     $   14,230,657     1.50%     8.51%            9.80         118-118         April 15, 2011
----------------------------------------------------------------------------------------------------------------------


CLASS            COUPON
-----------------------
A-1               Fixed
-----------------------
A-2               Fixed
-----------------------
X           Variable(3)
-----------------------
B                 Fixed
-----------------------
C              Fixed(4)
-----------------------
D              Fixed(4)
-----------------------
E              Fixed(4)
-----------------------
F              Fixed(4)
-----------------------
G              Fixed(4)
-----------------------
H                WAC(5)
-----------------------

--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES

              RATINGS                        APPROX.   APPROX.                                     ASSUMED
          ---------------   APPROX.             % OF    CREDIT         AVERAGE         PRINCIPAL   FINAL
CLASS     FITCH   MOODY'S   SIZE               TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)       COUPON
------------------------------------------------------------------------------------------------------------------------------------
J          (Not Offered)    $   13,281,946     1.40%     7.10%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
K          (Not Offered)    $   23,480,584     2.48%     4.63%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
L          (Not Offered)    $    2,134,598     0.23%     4.40%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
M          (Not Offered)    $    5,538,842     0.58%     3.82%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
N          (Not Offered)    $    6,788,329     0.72%     3.10%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
O          (Not Offered)    $    5,883,218     0.62%     2.48%    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------
P          (Not Offered)    $   23,532,872     2.48%       N/A    (Not Offered)   (Not Offered)          (Not Offered)         Fixed
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their anticipated repayment dates).
(2) Notional Amount.
(3) The Pass-Through Rate for the Class X Certificates for any Distribution Date will, in general, equal the excess, if any, of (a) the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans, over (b) the weighted average of the Pass-Through Rates for the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates, for such Distribution Date. See "Description of the Certificates -- Pass-Through Rates" in the prospectus supplement.
(4) The Pass-Through Rate for any Class C, Class D, Class E, Class F and Class G Certificate on any Distribution Date will not exceed the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans. See "Description of the Certificates -- Pass-Through Rates" in the prospectus supplement.
(5) The Pass-Through Rate for the Class H Certificates will, in general, equal the weighted average of the interest rates (net of the fee rate payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC

                        (Chart showing the percentage of
                    the Initial Pool Balance constituted by
                 each Class of Certificate as set forth in the
                      table on page 2 of this Term Sheet.)

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS

       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED MAY 31, 2001.

--------------------------------------------------------------------------------

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, X, B, C, D, E, F, G
                       and H Certificates (the "Offered Certificates") are offered publicly. All other Certificates privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-Off Date, June 1, 2001. All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 185 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $948,131,109 (the "Initial Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 192 properties (the
                       "Mortgaged Properties") located throughout 35 states.

DEPOSITOR              Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS  Bank of America, N.A. and Bridger Commercial Realty
                       Finance LLC.

UNDERWRITERS           Banc of America Securities LLC and Salomon Smith Barney
                       Inc.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        GMAC Commercial Mortgage Corporation.

SPECIAL SERVICER       Lennar Partners, Inc.

RATING AGENCIES        Moody's Investors Service, Inc. and Fitch, Inc.

DENOMINATIONS          $10,000 minimum for Class A Certificates;
                       $1,000,000 minimum for Class X; and
                       $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE        On or about June [   ], 2001.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      Generally, the 15th day of each month, commencing with
                       respect to the Offered Certificates in July 2001.

INTEREST DISTRIBUTIONS Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1, A-2 and X ranking pari passu in entitlement to interest.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL
  DISTRIBUTIONS      On each Distribution Date, principal will be distributed to the most Senior Class (i.e. the Class with the earliest alphabetical/numerical Class designation) until such class is retired. If, due to losses, the Certificate Balances of the Class B through P Certificates are reduced to zero, payments of principal to the Class A-1 Certificates and Class A-2 Certificates will be made pro rata.

LOSSES To be applied first to Class P, then to the next most subordinate class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS  The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the
                     Certificates - Distributions - Distributions of Prepayment Premiums" in the preliminary prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS If a Mortgage Loan becomes more than 60 days delinquent, the Mortgage Loan becomes REO, the Special Servicer materially modifies a Mortgage Loan, the Mortgaged Property is placed into receivership or the Borrower becomes the subject of bankruptcy proceedings, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the property.

OPTIONAL CALL        1.0% clean-up call, at the option of the Master Servicer,
                     the Special Servicer or the majority holder of the Controlling Class.

CONTROLLING CLASS    The most subordinate Class of Sequential Pay Certificates
                     with outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay
                     Certificates with the then largest outstanding Class principal balance).

ERISA                The Offered Certificates will be ERISA eligible.

SMMEA None of the Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC REPORTING Information will be provided for modeling on Bloomberg,
                     Trepp, Conquest and Intex. Loan-level detail will be available through the Trustee's website.

CONTACT              Banc of America Securities LLC    Salomon Smith Barney Inc.
                     Bill Hale - Geordie Walker    Paul Vanderslice - Jeff Lewis
                     (704) 388-1597 -                           (212) 723-6156 -
                     (704) 388-9677 (Fax)                   (212) 723-8599 (Fax)

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*
-------------------------------------------------------------
GENERAL CHARACTERISTICS

----------------------------------------------------------------
Initial Pool Balance                                $948,131,109
----------------------------------------------------------------
Number of Mortgage Loans                                     185
----------------------------------------------------------------
Number of Balloon Mortgage Loans                             176
----------------------------------------------------------------
Number of Mortgage Loans with ARDs                             6
----------------------------------------------------------------
Number of Fully Amortizing Mortgage Loans                      3
----------------------------------------------------------------
Number of Mortgaged Properties                               192
----------------------------------------------------------------
Average Cut-off Date Balance                        $  5,125,033
----------------------------------------------------------------
Weighted Average Mortgage Rate                             7.696%
----------------------------------------------------------------
Weighted Average Remaining Term to Maturity or ARD      113 mos.
----------------------------------------------------------------
Weighted Average Underwritten DSCR                          1.35x
----------------------------------------------------------------
Weighted Average Cut-off Date LTV Ratio                     70.7%
----------------------------------------------------------------

                    (United States Map showing percentage of
           Initial Pool Balance concentrations for the states listed
                  in the table on Page 8 of this Term Sheet.)

                  OTHER STATES: 24.7% OF INITIAL POOL BALANCE.

-------------------------------------------------------------
LOAN BALANCE PER UNIT / SF / ROOM / PAD

------------------------------------------------------------------------
MULTIFAMILY Balance Per Unit                                  $32,380.31
------------------------------------------------------------------------
OFFICE Balance Per Square Foot                                $   117.23
------------------------------------------------------------------------
RETAIL Balance Per Square Foot                                $    72.15
------------------------------------------------------------------------
HOTEL Balance Per Room                                        $75,256.19
------------------------------------------------------------------------
INDUSTRIAL Balance Per Square Foot                            $    26.67
------------------------------------------------------------------------
MOBILE HOME PARK Balance Per Pad                              $14,589.00
------------------------------------------------------------------------
SELF-STORAGE Balance Per Unit                                 $ 4,514.92
------------------------------------------------------------------------

             (Pie chart showing the percentage of the Initial Pool Balance by property type for the property types listed in the table on page 7 of this Term Sheet.)

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY LOCATION

                                                                                                                      WEIGHTED
                                                        NUMBER OF            AGGREGATE                % OF             AVERAGE
                                                        MORTGAGED         CUT-OFF DATE        INITIAL POOL        UNDERWRITTEN
STATES/COUNTY                                           PROPERTIES             BALANCE             BALANCE                DSCR
------------------------------------------------------------------------------------------------------------------------------
CA                                                       41             $ 166,661,508              17.6%              1.41x
------------------------------------------------------------------------------------------------------------------------------
 San Mateo County                                               1          33,952,359               3.6               1.38x
------------------------------------------------------------------------------------------------------------------------------
 Los Angeles County                                             9          24,335,730               2.6               1.42x
------------------------------------------------------------------------------------------------------------------------------
 Riverside County                                               3          24,313,003               2.6               1.46x
------------------------------------------------------------------------------------------------------------------------------
 San Diego County                                               6          19,996,518               2.1               1.42x
------------------------------------------------------------------------------------------------------------------------------
 Orange County                                                  8          19,426,265               2.0               1.41x
------------------------------------------------------------------------------------------------------------------------------
 Santa Clara County                                             4          17,950,176               1.9               1.47x
------------------------------------------------------------------------------------------------------------------------------
 San Francisco County                                           1           9,979,712               1.1               1.31x
------------------------------------------------------------------------------------------------------------------------------
 Fresno County                                                  2           4,879,719               0.5               1.21x
------------------------------------------------------------------------------------------------------------------------------
 San Bernardino County                                          2           2,492,315               0.3               1.36x
------------------------------------------------------------------------------------------------------------------------------
 Santa Cruz County                                              1           2,287,864               0.2               1.21x
------------------------------------------------------------------------------------------------------------------------------
 Other Counties                                                 4           7,047,845               0.7               1.40x
------------------------------------------------------------------------------------------------------------------------------
TX                                                       16               110,975,773              11.7               1.25x
------------------------------------------------------------------------------------------------------------------------------
NY                                                       7                104,003,232              11.0               1.63x
------------------------------------------------------------------------------------------------------------------------------
WA                                                       10                62,029,810               6.5               1.26x
------------------------------------------------------------------------------------------------------------------------------
GA                                                       8                 56,493,903               6.0               1.30x
------------------------------------------------------------------------------------------------------------------------------
MD                                                       6                 56,072,939               5.9               1.34x
------------------------------------------------------------------------------------------------------------------------------
AZ                                                       7                 51,603,989               5.4               1.34x
------------------------------------------------------------------------------------------------------------------------------
FL                                                       16                40,674,151               4.3               1.41x
------------------------------------------------------------------------------------------------------------------------------
OH                                                       10                34,491,197               3.6               1.31x
------------------------------------------------------------------------------------------------------------------------------
NJ                                                       4                 30,736,272               3.2               1.25x
------------------------------------------------------------------------------------------------------------------------------
Others                                                   67               234,388,335              24.7               1.30x
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   192            $ 948,131,109             100.0%              1.35X

                                                        WEIGHTED      WEIGHTED
                                                         AVERAGE       AVERAGE
                                                    CUT-OFF DATE      MORTGAGE
STATES/COUNTY                                          LTV RATIO          RATE
------------------------------------------------------------------------------
CA                                                      64.1%          7.924%
------------------------------------------------------------------------------
 San Mateo County                                       57.5%          7.140%
------------------------------------------------------------------------------
 Los Angeles County                                     65.5%          8.247%
------------------------------------------------------------------------------
 Riverside County                                       65.1%          8.211%
------------------------------------------------------------------------------
 San Diego County                                       67.3%          8.087%
------------------------------------------------------------------------------
 Orange County                                          61.6%          8.386%
------------------------------------------------------------------------------
 Santa Clara County                                     64.6%          8.051%
------------------------------------------------------------------------------
 San Francisco County                                   70.1%          7.100%
------------------------------------------------------------------------------
 Fresno County                                          78.6%          7.878%
------------------------------------------------------------------------------
 San Bernardino County                                  64.3%          8.150%
------------------------------------------------------------------------------
 Santa Cruz County                                      70.4%          8.500%
------------------------------------------------------------------------------
 Other Counties                                         62.9%          8.458%
------------------------------------------------------------------------------
TX                                                      76.4%          7.573%
------------------------------------------------------------------------------
NY                                                      66.9%          6.930%
------------------------------------------------------------------------------
WA                                                      74.1%          7.816%
------------------------------------------------------------------------------
GA                                                      76.4%          7.395%
------------------------------------------------------------------------------
MD                                                      67.2%          7.923%
------------------------------------------------------------------------------
AZ                                                      68.4%          7.845%
------------------------------------------------------------------------------
FL                                                      74.9%          7.696%
------------------------------------------------------------------------------
OH                                                      75.5%          7.600%
------------------------------------------------------------------------------
NJ                                                      67.2%          8.320%
------------------------------------------------------------------------------
Others                                                  72.5%          7.819%
------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                  70.7%          7.696%

- THE MORTGAGE PROPERTIES ARE LOCATED THROUGHOUT 35 STATES.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY TYPE

                                                                                    WEIGHTED                         WEIGHTED
                                   NUMBER OF       AGGREGATE            % OF         AVERAGE         MIN/MAX          AVERAGE
                                   MORTGAGED    CUT-OFF DATE         INITIAL    UNDERWRITTEN    UNDERWRITTEN     CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES         BALANCE    POOL BALANCE            DSCR            DSCR        LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------
Office                                37        $343,862,905        36.3%           1.42x        1.21/1.70x         67.8%
-----------------------------------------------------------------------------------------------------------------------------
Multifamily                           67         286,371,425        30.2            1.28x        1.15/1.82x         75.0%
-----------------------------------------------------------------------------------------------------------------------------
Industrial                            29         122,804,541        13.0            1.30x        1.12/1.80x         73.2%
-----------------------------------------------------------------------------------------------------------------------------
Retail                                30          94,132,981         9.9            1.33x        1.11/2.35x         70.1%
-----------------------------------------------------------------------------------------------------------------------------
 Anchored                               11        59,330,667         6.3            1.31x        1.11/1.50x         72.0%
-----------------------------------------------------------------------------------------------------------------------------
 Unanchored                             16        29,786,225         3.1            1.38x        1.22/2.35x         65.7%
-----------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored                        3          5,016,089         0.5            1.26x        1.13/1.30x         73.3%
-----------------------------------------------------------------------------------------------------------------------------
Hotel                                  3          39,735,269         4.2            1.45x        1.35/1.54x         63.2%
-----------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                      15          32,256,279         3.4            1.37x        1.13/1.94x         70.2%
-----------------------------------------------------------------------------------------------------------------------------
Self Storage                          11          28,967,709         3.1            1.43x        1.19/1.65x         65.8%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVER.                 192        $948,131,109       100.0%           1.35X        1.11/2.35X         70.7%

                                                   WEIGHTED
                                        MIN/MAX     AVERAGE
                                   CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                         LTV RATIO        RATE
-----------------------------------------------------------
Office                              51.5/80.6%      7.443%
-----------------------------------------------------------
Multifamily                         60.1/82.1%      7.601%
-----------------------------------------------------------
Industrial                          45.5/79.5%      7.977%
-----------------------------------------------------------
Retail                              33.2/79.9%      7.705%
-----------------------------------------------------------
 Anchored                           53.2/79.9%      7.382%
-----------------------------------------------------------
 Unanchored                         33.2/78.8%      8.300%
-----------------------------------------------------------
 Shadow Anchored                    69.1/74.9%      7.991%
-----------------------------------------------------------
Hotel                               60.6/68.0%      8.717%
-----------------------------------------------------------
Mobile Home Park                    30.0/79.4%      8.321%
-----------------------------------------------------------
Self Storage                        48.5/74.6%      8.334%
-----------------------------------------------------------
TOTAL/WEIGHTED AVER.                30.0/82.1%      7.696%

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE

                                                                                            WEIGHTED         WEIGHTED    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN     CUT-OFF DATE    MORTGAGE
CUT-OFF BALANCE                                LOANS         BALANCE         BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$313,897 - $999,999                            22       $ 15,475,430         1.6%           1.40x           64.4%         8.252%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                        47         68,376,297         7.2            1.36x           68.0%         8.189%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                        32         80,367,808         8.5            1.33x           69.8%         8.131%
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                        19         66,492,593         7.0            1.41x           69.9%         7.721%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                         7         31,071,864         3.3            1.33x           73.0%         7.880%
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                        22        135,675,791        14.3            1.27x           74.2%         7.942%
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                        12        103,622,994        10.9            1.28x           72.6%         7.774%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                      13        155,133,227        16.4            1.29x           72.7%         7.664%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                       6         99,864,994        10.5            1.34x           70.0%         7.639%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                       3         70,897,753         7.5            1.31x           74.5%         7.562%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $87,200,000                       2        121,152,359        12.8            1.61x           63.7%         6.823%
---------------------------------------------------------------------------------------------------------------------------------
                                              185       $948,131,109       100.0%           1.35X           70.7%         7.696%

- THE AVERAGE CUT-OFF DATE BALANCE IS $5,125,033.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                   LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
6.690% - 6.999%                                     3    $117,652,572         12.4%          1.62x           67.5%         6.723%
---------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                                    12     125,317,544         13.2           1.28x           71.6%         7.116%
---------------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                                    30     133,521,112         14.1           1.32x           75.2%         7.370%
---------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                                    17     116,450,545         12.3           1.27x           77.6%         7.551%
---------------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                    27     115,189,931         12.1           1.35x           67.8%         7.853%
---------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.499%                                    56     243,072,316         25.6           1.32x           69.2%         8.209%
---------------------------------------------------------------------------------------------------------------------------------
8.500% - 8.999%                                    34      76,861,069          8.1           1.35x           68.5%         8.644%
---------------------------------------------------------------------------------------------------------------------------------
9.000% - 9.499%                                     5      18,087,295          1.9           1.35x           60.8%         9.181%
---------------------------------------------------------------------------------------------------------------------------------
10.000% - 10.300%                                   1       1,978,725          0.2           1.94x           30.0%        10.300%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.696%.

--------------------------------------------------------------------------------
DEBT SERVICE COVERAGE RATIO

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO                     LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1.11x - 1.19x                                    8       $ 16,290,488          1.7%          1.14x           69.9%         8.086%
---------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                   29        188,366,705         19.9           1.22x           76.2%         7.551%
---------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                   64        308,100,934         32.5           1.27x           74.7%         7.833%
---------------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                   19         80,958,269          8.5           1.31x           71.4%         7.834%
---------------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                   21        102,577,550         10.8           1.37x           66.1%         7.849%
---------------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                                   17         81,922,199          8.6           1.43x           62.2%         8.059%
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                                    9         44,264,095          4.7           1.53x           63.9%         7.651%
---------------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                    8         26,794,780          2.8           1.63x           64.1%         7.837%
---------------------------------------------------------------------------------------------------------------------------------
1.70x - 1.79x                                    5         91,558,039          9.7           1.70x           65.8%         6.755%
---------------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                                    3          4,274,223          0.5           1.81x           49.5%         8.011%
---------------------------------------------------------------------------------------------------------------------------------
1.90x - 1.99x                                    1          1,978,725          0.2           1.94x           30.0%        10.300%
---------------------------------------------------------------------------------------------------------------------------------
2.00x - 2.35x                                    1          1,045,102          0.1           2.35x           33.2%         8.125%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      185       $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.35X.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                   LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
30.0% - 49.9%                                       7    $ 12,313,849          1.3%          1.79x           41.7%         8.407%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                      15      68,940,501          7.3           1.40x           55.4%         7.617%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                      21     121,884,674         12.9           1.41x           63.0%         8.060%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                      28     188,449,473         19.9           1.51x           67.1%         7.499%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                      60     234,529,686         24.7           1.30x           72.6%         7.914%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                                      48     260,831,188         27.5           1.26x           78.4%         7.580%
---------------------------------------------------------------------------------------------------------------------------------
80.0% - 82.1%                                       6      61,181,738          6.5           1.24x           80.3%         7.182%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 70.7%.

--------------------------------------------------------------------------------
MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED
                                                                                            WEIGHTED          AVERAGE    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE    MATURITY DATE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN           OR ARD    MORTGAGE
MATURITY DATE OR ARD LTV RATIO                 LOANS         BALANCE         BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
   0% - 24.9%                                      4    $ 12,338,553          1.3%          1.44x             1.7%         8.348%
---------------------------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                                     20      46,079,887          4.9           1.45x            42.7%         8.001%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                     41     218,956,399         23.1           1.40x            54.2%         7.906%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                     49     244,085,466         25.7           1.45x            61.6%         7.403%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                     34     175,960,529         18.6           1.27x            67.2%         7.847%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                     36     248,770,564         26.2           1.26x            71.6%         7.598%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 75.0%                                      1       1,939,711          0.2           1.26x            75.0%         8.500%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        185    $948,131,109        100.0%          1.35X            61.9%         7.696%

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 61.9%

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY OR ARD                LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
60 - 83                                             1    $  1,834,692          0.2%          1.29x           53.2%         8.100%
---------------------------------------------------------------------------------------------------------------------------------
84 - 99                                             2       7,917,233          0.8           1.15x           66.4%         8.085%
---------------------------------------------------------------------------------------------------------------------------------
100 - 119                                           4      33,583,816          3.5           1.28x           67.7%         8.228%
---------------------------------------------------------------------------------------------------------------------------------
120                                               174     896,523,123         94.6           1.36x           71.1%         7.663%
---------------------------------------------------------------------------------------------------------------------------------
121 - 179                                           1       1,904,802          0.2           1.15x           71.2%         8.170%
---------------------------------------------------------------------------------------------------------------------------------
180                                                 3       6,367,442          0.7           1.69x           46.1%         8.851%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 120 MONTHS.

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM                      LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0 - 179                                             1    $  5,977,522          0.6%          1.11x           62.3%         7.950%
---------------------------------------------------------------------------------------------------------------------------------
180                                                 5      11,975,822          1.3           1.54x           53.6%         8.276%
---------------------------------------------------------------------------------------------------------------------------------
181 - 239                                           2      10,008,076          1.1           1.34x           73.5%         7.898%
---------------------------------------------------------------------------------------------------------------------------------
240                                                 7      19,325,794          2.0           1.28x           63.5%         8.050%
---------------------------------------------------------------------------------------------------------------------------------
241 - 299                                           6      49,954,513          5.3           1.25x           67.9%         8.327%
---------------------------------------------------------------------------------------------------------------------------------
300                                                68     311,482,215         32.9           1.46x           68.0%         7.682%
---------------------------------------------------------------------------------------------------------------------------------
360                                                96     539,407,167         56.9           1.30x           73.2%         7.614%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 329 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
REMAINING TERM TO MATURITY OR ARD

                                                                                                             WEIGHTED
                                                                                             WEIGHTED         AVERAGE    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         CUT-OFF     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN            DATE    MORTGAGE
REMAINING TERM TO MATURITY OR ARD               LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
74 - 79 months                                      2    $  3,774,403          0.4%          1.28x           66.5%         8.306%
---------------------------------------------------------------------------------------------------------------------------------
80 - 99 months                                     39      59,674,834          6.3           1.38x           68.6%         7.730%
---------------------------------------------------------------------------------------------------------------------------------
100 - 109 months                                   30     113,224,839         11.9           1.36x           67.8%         8.107%
---------------------------------------------------------------------------------------------------------------------------------
110 - 119 months                                  110     763,184,789         80.5           1.35x           71.5%         7.619%
---------------------------------------------------------------------------------------------------------------------------------
120 - 139 months                                    2       3,883,528          0.4           1.56x           50.2%         9.255%
---------------------------------------------------------------------------------------------------------------------------------
160 - 176                                           2       4,388,717          0.5           1.58x           53.4%         8.197%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 113 MONTHS.

--------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS

                                                                                                             WEIGHTED
                                                                                             WEIGHTED         AVERAGE    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         CUT-OFF     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN            DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERMS             LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
94 - 149 months                                     2    $  7,956,248          0.8%          1.32x           54.2%         8.534%
---------------------------------------------------------------------------------------------------------------------------------
150 - 174 months                                    2       4,120,141          0.4           1.51x           52.9%         8.131%
---------------------------------------------------------------------------------------------------------------------------------
175 - 199 months                                    2       5,876,955          0.6           1.43x           62.0%         7.697%
---------------------------------------------------------------------------------------------------------------------------------
200 - 224 months                                    3      10,674,189          1.1           1.34x           72.1%         7.932%
---------------------------------------------------------------------------------------------------------------------------------
225 - 249 months                                    6      18,659,682          2.0           1.28x           63.9%         8.035%
---------------------------------------------------------------------------------------------------------------------------------
250 - 274 months                                   11      11,837,833          1.2           1.39x           67.5%         8.339%
---------------------------------------------------------------------------------------------------------------------------------
275 - 299 months                                   62     262,398,895         27.7           1.34x           68.7%         8.101%
---------------------------------------------------------------------------------------------------------------------------------
300 - 324 months                                    1      87,200,000          9.2           1.70x           66.1%         6.700%
---------------------------------------------------------------------------------------------------------------------------------
325 - 349 months                                   19      66,696,140          7.0           1.38x           69.4%         7.866%
---------------------------------------------------------------------------------------------------------------------------------
350 - 360 months                                   77     472,711,027         49.9           1.29x           73.7%         7.579%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 323 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
SEASONING

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
SEASONING                                       LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                                            132    $840,536,031         88.7%         1.35x            71.2%         7.671%
---------------------------------------------------------------------------------------------------------------------------------
13 - 24                                            20      56,619,083          6.0          1.39x            66.6%         8.017%
---------------------------------------------------------------------------------------------------------------------------------
25 - 36                                            32      48,997,270          5.2          1.42x            69.2%         7.647%
---------------------------------------------------------------------------------------------------------------------------------
49 - 55                                             1       1,978,725          0.2          1.94x            30.0%        10.300%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%         1.35X            70.7%         7.696%

- THE WEIGHTED AVERAGE SEASONING IS 7 MONTHS.

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                           LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                           119    $760,684,342         80.2%         1.36x            71.9%         7.537%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open                     63     165,732,619         17.5          1.34x            65.7%         8.292%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Percentage Penalty/Open                     2      13,744,070          1.5          1.36x            60.2%         9.189%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Yield
 Maintenance/Open                                   1       7,970,079          0.8          1.35x            74.5%         7.890%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%         1.35X            70.7%         7.696%

--------------------------------------------------------------------------------
YEAR OF ORIGINATION

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
YEAR                                            LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1996                                                1    $  1,978,725          0.2%         1.94x            30.0%        10.300%
---------------------------------------------------------------------------------------------------------------------------------
1998                                                5       7,401,135          0.8          1.32x            68.6%         7.664%
---------------------------------------------------------------------------------------------------------------------------------
1999                                               37      56,728,576          6.0          1.39x            70.4%         7.717%
---------------------------------------------------------------------------------------------------------------------------------
2000                                               95     419,091,859         44.2          1.34x            69.9%         8.146%
---------------------------------------------------------------------------------------------------------------------------------
2001                                               47     462,930,814         48.8          1.36x            71.7%         7.276%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%         1.35X            70.7%         7.696%

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
YEAR OF MATURITY OR ARD

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
YEAR                                            LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
2007                                                2    $  3,774,403          0.4%          1.28x           66.5%         8.306%
---------------------------------------------------------------------------------------------------------------------------------
2008                                                3       5,677,245          0.6           1.31x           69.7%         7.391%
---------------------------------------------------------------------------------------------------------------------------------
2009                                               39      62,525,187          6.6           1.37x           69.4%         7.749%
---------------------------------------------------------------------------------------------------------------------------------
2010                                               71     307,924,514         32.5           1.32x           69.6%         8.212%
---------------------------------------------------------------------------------------------------------------------------------
2011                                               68     563,841,044         59.5           1.37x           71.6%         7.404%
---------------------------------------------------------------------------------------------------------------------------------
2015                                                1       1,089,144          0.1           1.35x           68.1%         9.250%
---------------------------------------------------------------------------------------------------------------------------------
2016                                                1       3,299,572          0.3           1.65x           48.5%         7.850%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                         185    $948,131,109        100.0%          1.35X           70.7%         7.696%

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)

                                           JUNE-01     JUNE-02     JUNE-03     JUNE-04     JUNE-05     JUNE-06     JUNE-07
--------------------------------------------------------------------------------------------------------------------------
Locked Out                                   99.79%      99.80%      98.21%      95.08%      84.29%      81.12%      81.10%
Yield Maintenance                             0.00%       0.00%       1.61%       4.70%      14.11%      17.44%      17.25%
 5%....................................       0.00%       0.00%       0.00%       0.00%       1.39%       0.00%       0.00%
 4%....................................       0.00%       0.00%       0.00%       0.00%       0.00%       1.39%       0.00%
 3%....................................       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       1.39%
 2%....................................       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
 1%....................................       0.21%       0.20%       0.19%       0.22%       0.20%       0.04%       0.04%
                                         ---------   ---------   ---------   ---------   ---------   ---------   ---------
No Penalty                                    0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.21%
--------------------------------------------------------------------------------------------------------------------------
Total                                       100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)    $  948.13   $  939.70   $  930.50   $  919.92   $  907.96   $  894.81   $  879.47
Percent of Initial Balance(2)               100.00%      99.11%      98.14%      97.02%      95.76%      94.38%      92.76%
--------------------------------------------------------------------------------------------------------------------------

                                           JUNE-08     JUNE-09     JUNE-10     JUNE-11
---------------------------------------------------------------------------------------
Locked Out                                   81.12%      79.28%      74.00%      38.37%
Yield Maintenance                            17.45%      17.94%      13.69%      20.22%
 5%....................................       0.00%       0.00%       0.00%       0.00%
 4%....................................       0.00%       0.00%       0.00%       0.00%
 3%....................................       0.00%       0.00%       0.00%       0.00%
 2%....................................       1.39%       0.00%       0.00%       0.00%
 1%....................................       0.04%       1.46%       0.00%       0.00%
                                          ---------   ---------   ---------   ---------
No Penalty                                    0.00%       1.33%      12.32%      41.41%
---------------------------------------------------------------------------------------
Total                                       100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Beginning Balance (in millions)    $  859.75   $  800.98   $  706.15   $    3.86
Percent of Initial Balance(2)                90.68%      84.48%      74.48%       0.41%
---------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans, (except that an ARD Loan will be repaid in full on its Anticipated Repayment
    Date), if any.

(2) As of the Cut-off Date.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53406, 53407, 53410, 53411, 53412 and 53414 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

FIVE LARGEST MORTGAGE LOANS

The following table and summaries describe the five largest Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              FIVE LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                      CUT-OFF     LTV
                                            CUT-OFF                    DATE     RATIO AT
                                             DATE        PROPERTY       LTV     MATURITY   UNDERWRITING   MORTGAGE
               LOAN NAME                    BALANCE        TYPE        RATIO     OR ARD        DSCR         RATE
               ---------                  -----------   -----------   -------   --------   ------------   --------
315 Park Avenue.........................  $87,200,000   Office         66.1%      60.5%       1.70x         6.70%
701 Gateway Office Building.............  $33,952,359   Office         57.5%      50.5%       1.38x         7.14%
One Lake Park Office Building...........  $25,523,893   Office         79.8%      70.8%       1.28x         7.55%
PCS Holdings Corp Office Building.......  $24,573,859   Office         64.3%      53.4%       1.40x         8.00%
RCA-Royal St. Moritz Apartments.........  $20,800,000   Multifamily    80.0%      72.6%       1.24x         7.06%

315 PARK AVENUE

The Loan. The Mortgage Loan ("315 Park Avenue Loan") is secured by a first mortgage encumbering a 20-story office building in New York, New York. The 315 Park Avenue Loan represents approximately 9.2% of the Initial Pool Balance. Originated on March 28, 2001, the 315 Park Avenue Loan has a principal balance, as of the Cut-Off Date, of $87,200,000. The loan was made to TM Park Avenue, LLC, a special purpose entity.

The loan has a remaining term of 118 months and matures on April 1, 2011. The loan may not be prepaid prior to, and including, January 1, 2011. The loan is subject to defeasance with United States government obligations beginning two years after May 30, 2001 (the "Trust Formation Date"). In addition, the loan is interest only for the first 60 months of its term.

The Property. Originally constructed in 1911 as a loft building, the 20-story, 319,766 net rentable square foot building was converted in 1966 to its present use as an office building. The property (also known as The Remington Rand Building) is located on 0.34 acres at the southeast corner of Park Avenue South and East 24th Street, across the street from the Credit Suisse First Boston Corporation ("CSFB") headquarters. As of the date of origination, the property was 100% leased to tenants including CSFB. On August 16, 2000, CSFB signed a 17-year, non-cancelable lease for 183,178 square feet (equivalent to approximately 57.3% of net rentable area). In December 2000, CSFB signed an additional lease to take the retail and storage space equal to 20,100 square feet. As a result, CSFB will, in total, occupy 203,278 square feet or 63.6% of net rentable area. In addition, CSFB is required, by the terms of the lease, to rent floors nine, ten, eleven, sixteen and seventeen upon vacancy of the existing tenants at CSFB's then current lease rate. These floors total 76,163 square feet or an additional 24% of net rentable area.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

The second largest tenant is Vanguarde Media, which leases 45,963 square feet (equivalent to approximately 14.4% of net rentable area). Other tenants occupying the property include Leucadia National Corporation, Shapiro Shapses Block (a law firm), SonicNet (a subsidiary of Viacom), Women's American ORT, and Binder & Binder.

Escrows. Tax, insurance and replacement reserve escrows are in place. In addition, the landlord's full obligations for tenant improvements and free rent period have been escrowed upfront and will be released once CSFB is in-place and paying rent on floors nine, ten, eleven, sixteen and seventeen. Prior to commencing the lease on the new floors, CSFB requires a "clean" floor. As a result the borrower has escrowed the estimated costs needed to demolish the space and the rent loss associated with the time required to complete the demolition. In all, the borrower will have deposited at closing, into an escrow account, a sum required for tenant improvements, the free rent period and certain of the costs associated with the demolition.

Lock Box Account. A hard lock box was established at closing. All revenue from the tenants in excess of the amount necessary to pay debt service and required reserves/escrows will accrue for the benefit of the borrower and, provided no event of default shall have occurred, the excess will be returned to the borrower periodically.

Property Management. The building is managed by CB Richard Ellis. Established in 1906, CB Richard Ellis has management interests in over 563,000,000 square feet of office properties including several assets located in New York City totaling approximately 1,300,000 square feet.

701 GATEWAY OFFICE BUILDING

The Loan. The Mortgage Loan ("701 Gateway Loan") is secured by a first mortgage encumbering a six-story office building located in South San Francisco, California. The subject is situated within a mixed-use business park known as The Gateway Business Park. The 701 Gateway Loan represents approximately 3.6% of the Initial Pool Balance. Originated on March 16, 2001, the 701 Gateway Loan has a principal balance, as of the Cut-off Date, of $33,952,359. The loan was made to CF Gateway, LLC, a special purpose entity.

The loan has a remaining term of 118 months and matures on April 1, 2011. The loan may not be prepaid prior to, and including, February 1, 2011. The loan is subject to defeasance with United States government obligations beginning two years after the Trust Formation Date.

The Property. Constructed in 1998 on 7.4 acres of land, the 170,081 square foot building is a steel frame structure with window glazing as the exterior shell of the structure. Situated within an 117-acre master-planned, mixed-use business park known as The Gateway Business Park (developed for office, research and development and hotel users), the property is approximately one mile north of the San Francisco International Airport and directly within the U.S. 101 corridor that serves the entire peninsula from San Francisco to Silicon Valley. The property is serviced by air, public rail, bus transportation and Bay Area Rapid Transit ("BART"). A free shuttle service from the property is provided to the nearby bay area rapid transit station and to the Southern San Francisco CalTrain station.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

At origination, the property was 100% leased to 11 tenants and, was 98.4% occupied. The majority of the building is occupied by the following tenants -- Actuate Corporation (43.4% of net rentable area) and HealthPlan of San Mateo (17.3% of net rentable area).

Escrows. In addition to the escrows for taxes and insurance, a special tenant improvement/leasing commission reserve account has been established to address any potential retenanting of the Actuate space when the lease expires on February 14, 2008. The borrower is required to make monthly deposits in an escrow account subject to a cap.

Lock Box Account. A hard lock box was established at closing. All revenue from the tenants in excess of the amount necessary to pay debt service and required reserves/escrows will accrue for the benefit of the borrower and, provided no event of default shall have occurred, the excess will be returned to the borrower each month.

Property Management. The building is managed by Woodmont Real Estate Services, L.P. Established in 1963, Woodmont manages a portfolio of over 85 properties in the San Francisco Bay Area (office, retail, industrial and apartments), totaling in excess of 14.2 million square feet.

ONE LAKE PARK OFFICE BUILDING

The Loan. The Mortgage Loan (the "One Lake Park Loan") is secured by a first mortgage encumbering an eight-story office building and detached three-story above ground parking garage on 7.523 acres located in Richardson, Texas. The property is approximately 15 miles north of downtown Dallas, Texas. The One Lake Park Loan represents approximately 2.7% of the Initial Pool Balance. The One Lake Park Loan was originated on January 29, 2001 and has a principal balance as of the Cut-off Date of $25,523,893. The loan was made to One Lake Park, LLC, a special purpose entity.

The loan has a remaining term of 116 months and matures on February 1, 2011. The loan may not be prepaid prior to, and including, December 1, 2010. The loan is subject to defeasance with United States government obligations beginning two years after the Trust Formation Date.

The Property. The office building and garage were constructed in 1999. The building contains 192,213 square feet of net rentable area and is constructed of structural steel supported by reinforced concrete footings and a concrete slab on grade. A reinforced concrete floor supports each of the eight stories. The building exterior is finished with brick. The roof is flat and finished with rubber membrane materials which are covered with rock. The roof area drains via a central drainage system. The interior building areas are heated and cooled with roof mounted HVAC systems. Each floor has its own air-handling unit. The building has three passenger elevators and one freight elevator. The parking garage is made of reinforced concrete and has one hydraulic elevator. It contains 504 parking spaces and 5,058 square feet of storage space. In addition to the parking garage, there is a surface parking lot with 198 parking spaces.

As of origination, the property was 99% leased with six tenants. The largest tenant is Lennox International ("Lennox") who occupies 125,032 square feet or approximately 65% of the net rentable area as its corporate headquarters. Lennox is an international provider of climate control solutions. It designs, manufactures and markets a broad range of products for the heating, ventilation, air conditioning and refrigeration markets employing over 22,000 people worldwide with

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

operations on five continents. The second largest tenant is Philips Semiconductor, Inc. (a wholly owned subsidiary of Philips Electronics) who occupies 22,929 square feet or approximately 12% of the net rentable area.

Escrows. In addition to the escrows for taxes and insurance, a special escrow has been established. Should one of the tenants, Philips Semiconductor, exercise an early termination clause in its lease, the borrower will escrow a termination fee that is equal to approximately 3 months rent and certain amounts designated for construction by such tenant, leasing commissions plus the amount of any additional leasehold improvements incurred by owner. The escrow will be released upon the releasing of the space on terms and conditions equal to the existing lease.

Lock Box Account. A springing lox bock will take effect if the debt service coverage is less than 1.15x for any trailing three month period, at any time during the loan term. In such event, all monthly cash flow (after payment of operating expenses and debt service) shall be deposited in an escrow account to be governed by the cash management agreement. Such amounts will be disbursed once a minimum debt service coverage ratio of 1.25x is obtained.

Property Management. Henson-Williams Realty is the property management company and an affiliate of the company owns 30% of the borrower. The property is located in a 130-acre office and retail park owned by Henson-Williams Realty. Over the past 13 years, Henson-Williams Realty has had management interests in up to 3,000,000 square feet of commercial real estate.

PCS HOLDINGS CORPORATE OFFICE BUILDING

The Loan. The Mortgage Loan ("PCS Holdings Loan") is secured by a first mortgage encumbering two buildings, a two-story, 328,855 square foot office building and a 26,033 square foot recreation/conference center. The property is located at 9501 East Shea Boulevard in the northeast suburbs of Scottsdale, Arizona. The PCS Holdings Loan represents approximately 2.6% of the Initial Pool Balance. The PCS Holdings Loan was originated on December 6, 2000 and has a principal balance as of the Cut-off Date of $24,573,859. The PCS Holdings Loan was made to Drug (AZ) QRS 14-42, Inc., a special purpose entity.

The loan has a remaining term of 115 months and will mature on January 1, 2011. The loan may not be prepaid prior to, and including, November 1, 2010. The loan is subject to defeasance with United States government obligations beginning two years after the Trust Formation Date.

The Property. The PCS Health System Headquarters consists of two detached buildings. Both were constructed in 1976, with various additions to the main "office" building occurring as recently as 1994. The structures are concrete block and stucco and are comprised of five rectangular modules linked together by corridors and open-air porticos. The two floors of the main building account for a total floor plate of 328,855 square feet, while the recreation building has a single 26,033 square feet floor plate. The property resides next to residential development to the north and the east with additional commercial development to the south and the west. It contains 354,888 square feet of net rentable area and a one-story executive parking garage containing 26 spaces.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

The borrowing entity owns 100% of the interest in the building and is part of Corporate Property Associates 14 Incorporated, a publicly traded real estate investment trust. PCS Health Systems, Inc., which utilizes the facility as its corporate headquarters, is the sole tenant occupying 354,888 square feet. The term of the lease in place expires on November 30, 2021. The lease requires the tenant to pay all operating expenses directly and may not be cancelled during its term. The lease is further guaranteed by AdvancePCS which acquired PCS in September of 2000. AdvancePCS is traded on NASDAQ under the symbol "ADVP" and is an independent provider of health improvement services.

Escrows. The loan documents provide for escrows of taxes and insurance and provide for replacement reserves.

Property Management.  The property is self managed.

ROYAL ST. MORITZ APARTMENTS

The Loan. The Mortgage Loan ("Royal St. Moritz Loan") is secured by a first mortgage encumbering a 336 unit multifamily apartment complex in Grapevine, Texas, a community within the Dallas-Fort Worth metroplex area. The Royal St. Moritz Loan represents approximately 2.2% of the Initial Pool Balance. Originated on March 5, 2001, the Royal St. Moritz Loan has a principal balance, as of the Cut-off Date, of $20,800,000. The loan was made to Royal St. Moritz I, Ltd., which is a special purpose entity.

The loan has a remaining term of 118 months and matures on April 1, 2011. The loan may not be prepaid prior to, and including, February 1, 2011. The loan is subject to defeasance with United States government obligations beginning two years after the Trust Formation Date. In addition, the loan is interest only for the first 24 months of the term.

The Property. Original construction of the property took place from 1997 to 1999 opening in phases and consists of 336 units with an average size of 949 square feet. Improvements consist of 152 one-bedroom units in three different floor plans, 176 two-bedroom units in two different floor plans, and 8 three-bedroom units.

There are 20 two-story buildings plus the club house/office fitness center. The buildings are garden style, having exterior stairways and private balconies that overlook courtyards and parking areas. Incandescent fixtures and high-intensity discharge fixtures illuminate the grounds around the building. Project amenities include limited access gates, a swimming pool and outdoor spa, clubhouse with fitness center and executive office for tenant use, and reserved covered parking on a limited basis at additional charge (approximately 60 spaces out of 840 spaces). Unit amenities include ceiling fans, washer/dryer connections, private patios, storage, large closets, microwaves and garden tubs.

Although relatively new to the market, since stabilization, the property has had an average occupancy in excess of 90%. The property is located between the Dallas and Fort Worth Metroplex area and is within close driving proximity of DFW International Airport. The property is also in close proximity to major freeway arteries and retail shopping.

The submarket is the entire northeast Tarrant County area east of I-35 W and north of I-820, and the Cities of Hurst, Euless, and Bedford. The subject is encompassed by multi-family residential development to the south, single family

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

residential development to the west, and vacant sites to the north and across the street to the east. Warehouse industrial development is located further north.

Escrows. The loan documents require escrows for taxes and insurance as well as replacement reserves and reserves for immediate repairs.

Property Management. Effective November 2000, RCA Management Company, Inc. an affiliate of the borrower formally took management control of the numerous RCA Holdings, Ltd. Texas properties, including the Royal St. Moritz. The Management Company is staffed with personnel that includes an on-site manager, assistant manager, leasing specialist and a full maintenance staff.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the preliminary prospectus supplement. See Annex B Multifamily Schedule to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.

- DELINQUENCIES. As of the Cut-off Date, no Mortgage Loan will have been 30 days or more delinquent in respect of any Monthly Payment during the past 12 months. All of the Mortgage Loans were originated during the 57 months prior to the Cut-off Date.

- GROUND LEASES AND OTHER NON-FEE INTERESTS. Six Mortgage Loans, which represent 3.8% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. In each case, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure -- Leasehold Considerations in the accompanying prospectus.

- SUBORDINATE FINANCING We are aware that four of the mortgaged properties relating to the Mortgage Loans, representing 1.5% of the Initial Pool Balance, were encumbered by secured subordinate debt as of the Cut-off Date. Certain of the mortgage loans permit additional liens on the related mortgaged properties for (1) assessments, taxes or other similar charges or
   (2) liens which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the related borrower's assets. The remaining Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property. Fifteen of the Mortgage Loans, representing 5.7% of the Initial Pool Balance, expressly permit unsecured indebtedness subject to certain conditions.

   GENERALLY. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. Regardless of whether the

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1
CLASS A-1, A-2, X, B, C, D, E, F, G AND H
$867,490,720 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

    terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. See "Certain Legal Aspects of Mortgage Loans -- Subordinate Financing" in the accompanying prospectus.

This material is for your private information and neither Banc of America Securities LLC nor Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY
                                        22